UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2019

The Manitowoc Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	1-11978	39-0448110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Suite 1000 Milwaukee, WI		53224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (414) 760-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	MTW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.04.Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

The Manitowoc Company, Inc. (the “Company”) has provided notice to participants in The Manitowoc Company, Inc. 401(k) Retirement Savings Plan (the “Plan”) that there will be a blackout period with respect to the Plan’s Company Stock Fund.  The blackout period is required in connection with the Plan’s transition to a new recordkeeper, Fidelity Investments.  The blackout period will permit the transmission and verification of data concerning the accounts under the Plan from the existing recordkeeper to the new recordkeeper.

The blackout period is expected to begin on October 29, 2019 at 4:00 p.m. Eastern Time and to end during the week of November 24, 2019.  The exact date on which the blackout period will end is not known at this time because it will depend on when the process of transferring and verifying data to Fidelity Investments is complete.

On October 11, 2019, the Company provided a notice to its directors and executive officers informing them that, during the blackout period, they will be restricted from purchasing, acquiring, selling or otherwise transferring common stock or other equity securities of the Company except as otherwise permitted by Regulation BTR. A copy of the notice provided to the Company’s directors and executive officers is filed hereto as Exhibit 99 and incorporated by reference herein.

The Company’s shareholders and other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Thomas L. Doerr, Jr., the Company’s Senior Vice President, General Counsel and Secretary, at the Company, 11270 West Park Place, Suite 1000, Milwaukee, Wisconsin, or by phone at (414) 760-4600.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.  The exhibits listed in the exhibit index below are being filed herewith:

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99	Notice of Blackout Period, dated October 11, 2019, to the Directors and Executive Officers of The Manitowoc Company, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date:  October 11, 2019By:  /s/ Thomas L. Doerr, Jr.

Thomas L. Doerr, Jr.

Senior Vice President, General Counsel
and Secretary

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